UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
August 1, 2005
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 7.01 REGULATION FD DISCLOSURE.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Press Release

EXPLANATORY NOTE
The Registrant is filing this Amendment No. 1 to its Current Report on Form 8-K dated August 1, 2005 which was filed with the Securities and Exchange Commission on August 2, 2005 (the “Original 8-K”) to amend certain pages of Exhibit 99.1 to the Original 8-K.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On August 1, 2005, General Growth Properties, Inc. (“GGP”) issued a press release describing its results of operations for its quarter and six months ended June 30, 2005. A copy of the press release as it was issued was included as pages 4-15 of the GGP supplemental financial information furnished as Exhibit 99.1 to the Original 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 7.01 REGULATION FD DISCLOSURE.
On August 1, 2005, GGP made available on its website certain supplemental financial information (including the press release described in Item 2.02 above) regarding its operations as of and for the quarters and six months ended June 30, 2005 and 2004. A copy of such information was furnished as Exhibit 99.1 to the Original 8-K. Since that time, GGP has revised certain information in the supplemental financial information as filed with the Original 8-K. Accordingly, GGP is filing this Amendment No. 1 to furnish the revised supplemental financial information, including one revision to the financial schedules which were attached to the press release referred to in Item 2.02 above. The following pages of Exhibit 99.1 to this Amendment No. 1 reflect revisions:

•	Page 9 —	Revised “Total assets”
•	Page 23 —	Revised footnote (e) and added footnote (f)
•	Page 29 —	Revised the interest rate for “Total consolidated debt & swaps”
•	Page 31 —	Revised the interest rates for “Total unconsolidated debt & swaps” and “Total debt & swaps”
•	Page 32 —	Revised “Deferred tax asset” and total prepaid and other assets
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

Exhibit No.	Description
99.1	Certain supplemental financial information and press release titled “General Growth Properties, Inc. Reports Second Quarter Results,” dated August 1, 2005 (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
By:	/s/ Bernard Freibaum
Bernard Freibaum
Executive Vice President and Chief Financial Officer

Date: August 10, 2005

EXHIBIT INDEX

Exhibit
Number	Name
99.1	Certain supplemental financial information and press release titled “General Growth Properties, Inc. Reports Second Quarter Results,” dated August 1, 2005 (furnished herewith).